Warrants (Tables)	12 Months Ended
Jun. 30, 2023
Warrants [Abstract]
Schedule of Assumptions Used to Value the Company's Warrants	The Company used the Black-Scholes option pricing model to estimate the fair value of warrants. The assumptions used to value the Company’s warrants were as follows:
For the year ended June 30, 2021
Expected term (in years)	5.50
Expected volatility	41.48%
Risk-free interest rate	0.83%